UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2012

(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)
1-15929	PROGRESS ENERGY, INC.	56-2155481

410 S. Wilmington Street

Raleigh, North Carolina 27601-1748

Telephone: (919) 546-6111

State of Incorporation: North Carolina

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On July 2, 2012, pursuant to the previously announced Agreement and Plan of Merger, dated as of January 8, 2011 (the “Merger Agreement”), by and among Duke Energy Corporation (“Duke Energy”), Diamond Acquisition Corporation, a wholly owned subsidiary of Duke Energy (“Merger Sub”), and Progress Energy, Inc. (“Progress Energy”), Duke Energy completed its acquisition of Progress Energy. The acquisition was accomplished through the merger of Merger Sub with and into Progress Energy (the “Merger”), as a result of which the separate corporate existence of Merger Sub ceased, with Progress Energy continuing as the surviving entity in the Merger and a wholly owned subsidiary of Duke Energy.

As a result of the Merger, Progress Energy will no longer remain a company listed on the New York Stock Exchange (the “NYSE”). Accordingly, on July 2, 2012, Progress Energy requested that the NYSE file with the SEC a Form 25 removing the Progress Energy common stock, no par value per share, from listing on the NYSE and registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Under the terms of the Merger Agreement, at the effective time of the Merger on July 2, 2012, the articles of incorporation and by-laws of Merger Sub became the articles of incorporation and by-laws of Progress Energy. Copies of Progress Energy’s new articles of incorporation and bylaws are attached as Exhibits 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7.01.	REGULATION FD DISCLOSURE.

Press Release

On July 3, 2012, Progress Energy issued a press release announcing the completion of the Merger and related events. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

3.1	Articles of Incorporation of Progress Energy, Inc.

3.2	Bylaws of Progress Energy, Inc.

99.1	Joint Press Release of Duke Energy Corporation and Progress Energy, Inc., dated July 3, 2012 (incorporated by reference to Exhibit 99.2 to Duke Energy Corporation’s Current Report on Form 8-K filed on July 3, 2012).*

*	Furnished and not filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.

Date: July 3, 2012	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Corporate Secretary

EXHIBIT INDEX

3.1	Articles of Incorporation of Progress Energy, Inc.

3.2	Bylaws of Progress Energy, Inc.

99.1	Joint Press Release of Duke Energy Corporation and Progress Energy, Inc., dated July 3, 2012 (incorporated by reference to Exhibit 99.2 to Duke Energy Corporation’s Current Report on Form 8-K filed on July 3, 2012).*

*	Furnished and not filed herewith.